UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2007

CLEAN POWER CONCEPTS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-133710

(Commission File Number)

98-0490694

(IRS Employer Identification No.)

Suite 290 - 601 Cordova Street, Vancouver, BC V6B 1G1

(Address of principal executive offices and Zip Code)

604-488-0266

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 23, 2007, several of our insiders returned an aggregate of 93,400,000 shares of our common stock to our company for cancellation without consideration. As of April 23, 2007, we had 50,016,000 shares of common stock issued and outstanding.

Item 9.01	Financial Statements and Exhibits.
99.1	Press release regarding confirmation of issued and outstanding shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER CONCEPTS INC.

/s/ Cory Turner

Cory Turner

President, CEO, CFO, Secretary, Treasurer and Director

Date: May 2, 2007

CW1187838.1